UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
April 23, 2026
Johnson & Johnson
(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
2.700% Notes Due February 2029	JNJ29B	New York Stock Exchange
3.200% Notes Due June 2032	JNJ32	New York Stock Exchange
3.050% Notes Due February 2033	JNJ33B	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange
3.350% Notes Due June 2036	JNJ36A	New York Stock Exchange
3.350% Notes Due February 2037	JNJ37B	New York Stock Exchange
3.550% Notes Due June 2044	JNJ44	New York Stock Exchange
3.600% Notes Due February 2045	JNJ45	New York Stock Exchange
3.700% Notes Due February 2055	JNJ55	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)    The 2026 Annual Meeting of Shareholders of the Company was held on April 23, 2026.
(b)    At the 2026 Annual Meeting of Shareholders, the shareholders:
•elected all 12 Director nominees named in the 2026 Proxy Statement to the Company’s Board of Directors;
•approved, on an advisory basis, the executive compensation philosophy, policies and procedures described in the “Compensation Discussion and Analysis” section of the 2026 Proxy Statement and the compensation of the Company’s executive officers named in the 2026 Proxy Statement, as disclosed therein;
•ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2026; and
•did not approve the shareholder proposal to adopt a policy requiring an independent board chair.

The following are the final voting results for each of the four items voted on at the meeting.
1.    Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
M. C. Beckerle	1,717,960,024	21,523,602	3,071,503	314,406,723
J. A. Doudna	1,722,365,064	17,232,471	2,957,594	314,406,723
J. Duato	1,654,870,358	84,725,734	2,959,037	314,406,723
M. A. Hewson	1,694,721,822	43,362,781	4,470,526	314,406,723
P. A. Johnson	1,724,394,799	15,093,883	3,066,447	314,406,723
H. Joly	1,664,230,485	75,001,172	3,323,472	314,406,723
M. B. McClellan	1,716,126,914	23,153,464	3,274,751	314,406,723
J. G. Morikis	1,722,975,295	16,204,254	3,375,580	314,406,723
D. E. Pinto	1,729,298,557	10,014,607	3,241,965	314,406,723
M. A. Weinberger	1,676,844,107	61,834,491	3,876,531	314,406,723
N. Y. West	1,716,608,777	22,801,606	3,144,746	314,406,723
E. A. Woods	1,682,880,891	56,411,905	3,262,333	314,406,723

2.    Advisory vote to approve named executive officer compensation (Say on Pay):

For	Against	Abstained	Non-Votes
1,641,173,032	91,774,923	9,607,174	314,406,723

3.    Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026:

For	Against	Abstained	Non-Votes
1,914,846,474	138,633,899	3,481,479	0

4.    Shareholder Proposal - independent board chair:

For	Against	Abstained	Non-Votes
406,353,048	1,326,857,173	9,344,908	314,406,723

Item 9.01 Financial statements and exhibits
(d)    Exhibits.

Exhibit No.	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 27, 2026

JOHNSON & JOHNSON
(Registrant)

By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary